                                                                    Exhibit 10.1

                             AMENDMENT AGREEMENT AND
                           FIRST ALLONGE TO TERM NOTE
                           --------------------------

         THIS FIRST AMENDMENT AGREEMENT AND FIRST ALLONGE TO TERM NOTE
(hereinafter referred to as this "Amendment") is made as of the 29th day of
January, 2004, by and among

                  RESOURCE AMERICA, INC., a corporation duly organized and
validly existing under the laws of the State of Delaware, having its principal business office located at 1845 Walnut Street, Philadelphia, Pennsylvania 19103
(hereinafter referred to as "RAI"),

         AND

                  RESOURCE PROPERTIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, having its principal business office located at 1845 Walnut Street, Philadelphia, Pennsylvania 19103
(hereinafter referred to as "RPI"),

         AND

                  RESOURCE PROPERTIES VI, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, having its principal business office located at 1845 Walnut Street, Philadelphia, Pennsylvania 19103
(hereinafter referred to as "RPVI"),

         AND

                  RESOURCE PROPERTIES XXXIV, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, having its principal business office located at 1845 Walnut Street, Philadelphia,
Pennsylvania 19103 (hereinafter referred to as "RPXXXIV"),

         AND

                  RESOURCE PROPERTIES XXXVIII, INC., a corporation duly
organized and validly existing under the laws of the State of Delaware, having its principal business office located at 1845 Walnut Street, Philadelphia,
Pennsylvania 19103 (hereinafter referred to as "RPXXXVIII", and hereinafter RAI,
RPI, RPVI, RPXXXIV, RPXXXVIII and Resource Properties II, Inc., a Delaware
corporation (hereinafter referred to as "RPII") are collectively referred to as the "Original Borrowers"),

         AND

                  DEERFIELD RPI, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware, having its principal business office located at 1845 Walnut Street, Philadelphia,
Pennsylvania 19103 (hereinafter referred to as "Deerfield"),

         AND

                  RESOURCES PROPERTIES XXXV, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, having its principal business office located at 1845 Walnut Street, Philadelphia,
Pennsylvania 19103 (hereinafter referred to as "RPXXXV" and hereinafter RAI,
RPI, RPVI, RPXXXIV, RPXXXVIII, Deerfield, and RPXXXV are collectively referred to as the "Borrowers" and hereinafter RAI, RPI, RPVI, Deerfield and RPXXXV are collectively referred to as the "Continuing Borrowers"),

         AND

         HUDSON UNITED BANK, a state banking institution duly organized and validly existing under the laws of the State of New Jersey, having an office located at 1000 MacArthur Boulevard, Mahwah, New Jersey 07430 (hereinafter referred to as the "Lender").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, pursuant to the terms, conditions and provisions of that certain Term Note dated March 29, 2002, by and between the Original Borrowers, as the borrowers, and the Lender, as the lender (hereinafter collectively referred to as the "Original Note"), the Lender made available to the Original
Borrowers a secured term loan in the aggregate principal amount of Six Million
Eight Hundred Thousand and 00/100 ($6,800,000.00) Dollars (hereinafter referred to as the "Original Loan"); and

         WHEREAS, the Original Note is secured or otherwise evidenced by certain
"Loan Documents" (as such term is defined in the Original Note, which Loan
Documents are hereinafter referred to as the "Original Loan Documents"); and

         WHEREAS, on or about June 26, 2003, the Treetop Property (as such term is defined in the Original Note) was sold by the owner thereof, the Treetop Loan
(as such term is defined in the Original Note) was repaid in full, the RPII
Assignment (as such term is described in the Original Note) was reassigned by the Lender to RPII (hereinafter collectively referred to as the "RPII Loan
Release") and RPII was released as an Original Borrower, all pursuant to the terms of an Assignment of Note, Mortgage and Security Agreement, other Loan
Documents and the Title Insurance Policy dated as of June 26, 2003; and

         WHEREAS, in accordance with Paragraph 2(ii)(c) of the Original Note, the Original Borrower caused to be paid to the Lender $355,516.00 as a partial prepayment of the Original Note on or about May 29, 2002, as a result of
RPXXXVIII's failure to deliver the RPXXXVIII Assignment (as such term is defined in the Original Note) to the Lender; and

         WHEREAS, on or about September 29, 2003, RPXXXIV caused the owner of the Deerfield Property to execute and deliver to Deerfield a Warranty Deed, in lieu of a foreclosure of the Deerfield Property (as such term is defined in the
Original Note), at which time Deerfield became fee owner of the Deerfield; and

                                        2

         WHEREAS, in connection with the RPII Loan Release, the Original
Borrowers deposited with the Lender, or caused to be deposited with the Lender,
$4,957,290.50 in cash collateral (hereinafter referred to as the "Cash
Collateral") in substitution for the RPII Assignment; and

         WHEREAS, RAI, RPI, RPVI and RPXXXVIII have requested that the Lender amend the Original Note and the Original Loan to, inter alia, (i) release
RPXXXIV and RPXXXVIII as Borrowers, (ii) confirm the release of RPII as an
Original Borrower, (iii) add Deerfield and RPXXXV as Borrowers, (iv) permanently reduce the amount of the Loan to $5,000,000.00, (v) release the Cash Collateral,
(vi) add as a new Loan Documents an Assignment of the "New 1521 Loan" (as such term is hereinafter defined) and (vii) add as additional collateral a first priority mortgage on the Deerfield Property; and

         WHEREAS, RPXXXV and Deerfield, as subsidiaries of RPI, will receive direct and indirect economic and other benefits as a result of their becoming
Continuing Borrowers under the Original Loan, as amended hereby; and

         WHEREAS, the parties hereto have agreed to amend and modify the terms, conditions and provisions of the Original Note and all of the other Original
Loan Documents, on the terms, conditions and provisions more fully set forth and described herein; and

         NOW, THEREFORE, intending to be legally bound hereby RAI, RPI, RPVI,
Deerfield, RPVXXXIV, RPXXXV and RPXXXVIII (hereinafter referred to as the "RP
Parties") and the Lender hereby promise, covenant and agree as follows:

         1. DEFINED TERMS. All defined terms used in this Amendment but not expressly defined herein shall have the same meaning, when used herein as set forth in the Original Note.

         2. ACCURACY OF RECITALS. The RP Parties for each hereby represent and warrant that all of the recitals contained in this First Amendment are true, correct, complete and accurate and such recitals are hereby incorporated herein by reference as part of the substantive provisions of this Amendment.

         3. NOTE. There is, as of January 22, 2004 before giving effect to the transactions contemplated herein, presently due and owing on the Original Note the principal sum of $6,444,000.00, plus interest, without offset, defense or counterclaim, all of which are hereby expressly waived by the Borrowers.

         4. MODIFICATION OF ORIGINAL NOTE. The Original Note is hereby amended and modified as follows:

                                        3

                  (i) RPXXXIV, and RPXXXVIII are hereby released as "Borrowers"
under the Original Note, and Deerfield and RPXXXV are hereby added as Continuing
Borrowers, all in accordance with paragraphs 5 and 6 of this Amendment.

                  (ii) Any and all references to the term "Borrowers", as such term is used in the Original Note, shall hereinafter be deemed to be a collective reference to RAI, RPI, RPVI, Deerfield, and RPXXXV.

                  (iii) The maximum aggregate principal amount of the Original
Loan shall be permanently reduced from Six Million Eight Hundred Thousand and
00/100 ($6,800,000.00) Dollars to Five Million and 00/100 ($5,000,000.00)
Dollars, and any and all references to the maximum aggregate principal amount of the Loan as being "Six Million Eight Hundred Thousand and 00/100 ($6,800,000.00)
Dollars" shall be amended and modified to refer to a new permanently decreased maximum aggregate principal amount the Loan of "Five Million and 00/100
($5,000,000.00) Dollars".

                  (iv) Paragraph 2(ii) of the Original Note shall be deleted in its entirety and the following new Paragraph 2(ii) shall be inserted in its place and stead:

                       "(ii) Payments of Principal.

                             (a) Periodic principal amortization payments shall
                             be due and payable in equal consecutive monthly
                             installments over the term of a hypothetical
                             two-hundred-forty (240) month amortization
                             schedule, each in the amount of $20,833.33 and each
                             to be paid monthly, on the first (1st) day of each
                             and every calendar month, with the first such
                             payment commencing on February 1, 2004 and the
                             final such payment being made by the Borrowers on
                             the Maturity Date.

                             (b) In addition to the foregoing, in the event any
                             principal payment is made to or is otherwise
                             received by any Borrower with respect to or on
                             account of any of the Assignment Loans (as such
                             term is defined in Paragraph 6(i)(d) hereof), all
                             such principal payments shall immediately be paid
                             by such Borrower to the Lender as a mandatory
                             payment of the Note.

                             (c) Notwithstanding anything contained herein to
                             the contrary, the entire outstanding principal
                             balance of the Note, together with all accrued and
                             unpaid interest, fees and other charges due
                             hereunder and under any other Loan Documents, shall
                             be due and payable on the Maturity Date."

                  (v) The Maturity Date of the Loan is hereby extended to
October 1, 2006, and Paragraph 2(iii) of the Original Note is hereby amended by deleting the date "April 1, 2004" therefrom and substituting in its place and stead the date "October 1, 2006".

                                        4

                  (vi) Paragraph 2(v) of the Original Note is hereby amended by adding the following thereto:

                  "In addition, the Borrowers acknowledge that in connection with the Amendment Agreement (as such term is hereinafter
                  defined in Paragraph 45 of this Note), the Borrowers have
                  agreed to pay to the Lender a loan amendment fee in the
                  aggregate amount of $75,000.00, representing a loan amendment fee of one and one-half (1 1/2%) percent of the reduced Loan amount, which loan amendment fee shall be payable (a)
                  $50,000.00 simultaneously with the execution of the Amendment
                  Agreement and (b) $25,000.00 on the one-year anniversary
                  thereof."

                  (vii) Paragraph 6(i) of the Original Note is hereby deleted in its entirety and the following new Paragraph 6(i) is hereby be inserted in its place and stead:

                                    "(i) (a) Additional Loan Documents. In
                  connection with this Note, the following assignments have been executed and delivered to the Lender (hereinafter all items described in subparagraphs (i)(a) (I) and (II) inclusive shall be collectively referred to as the "Assignment Documents"):

                                             (I) A certain Assignment of Note,
                  Mortgage and Security Agreement, and other Loan Documents, and
                  Title Insurance Policy dated March 29, 2002 (hereinafter, as it may be from time to time amended, modified, extended,
                  renewed, refinanced and/or supplemented, referred to as the
                  "RPVI Assignment"), executed by RPVI, as the assignor, in
                  favor of the Lender, as the assignee, pursuant to which RPVI has assigned all of RPVI's rights, title and interests, as mortgagee, in and to that certain first priority mortgage loan
                  (hereinafter referred to as the "Granite Loan") to Granite GEC
                  (Pittsburgh), LLC (successor-in-interest to Granite Historic
                  Associates), as mortgagor, secured by certain real property and improvements being known as the Granite Office Building,
                  316 Sixth Street, Pittsburgh, Pennsylvania (hereinafter
                  referred to as the "Granite Property"); and

                                             (II) A certain Assignment of Note,
                  Mortgage and Security Agreement, and other Loan Documents, and
                  Title Insurance Policy dated of even date with the Amendment
                  Agreement (hereinafter, as it may be from time to time
                  amended, modified, extended, renewed, refinanced and/or
                  supplemented, referred to as the "RPXXXV Assignment"),
                  executed by RPXXXV, as the assignor, in favor of the Lender, as the assignee, pursuant to which RPXXXV has assigned all of
                  RPXXXV's rights, title and interests, as mortgagee, in and to that certain first priority mortgage loan (hereinafter
                  referred to as the "New 1521 Loan", and collectively with the
                  Granite Loan, the "Assigned Loans") to New 1521 Associates, as
                  mortgagor, secured by certain real property and improvements being known as 1521 Locust Street, Philadelphia, Pennsylvania
                  (hereinafter referred to as the "New 1521 Property");

                                        5

                                         (b) As security for the payment of the
                  monies due and owing under this Note or otherwise in
                  connection with the execution of this Note and the Amendment
                  Agreement by the Borrowers, Deerfield has delivered or has caused to be delivered to the Lender the following items of documentation (hereinafter each individually referred to as a
                  "Deerfield Document" and collectively as the "Deerfield
                  Documents"):

                                             (I) a First Mortgage and Security
                  Agreement (said Mortgage and Security Agreement, as it may be from time to time hereafter amended, modified, extended,
                  refinanced and/or supplemented shall be referred to as the
                  "Mortgage"), executed by Deerfield with respect to certain real property and the improvements situated thereon owned by
                  Deerfield and located at 5390 N.E. 5th Terrace, Deerfield
                  Beach, Florida, such property and improvements also known as
                  Parcel Identification (Folio) Number 48-42-12-00-0300 on the
                  Tax Map of the City of Deerfield Beach, Broward County and
                  State of Florida (hereinafter referred to as the "Deerfield
                  Property"), and the Deerfield Property, the Granite Property
                  and the New 1521 Properties are hereinafter collectively
                  referred to as the "Properties");

                                             (II) an Absolute Assignment of
                  Leases, Rents, Income and Profits (Mortgaged Premises) (said
                  Assignment of Leases, Rents, Income and Profits (Mortgaged
                  Premises), as it may be from time to time hereafter amended, modified, extended, refinanced and/or supplemented shall be hereinafter referred to as the "Assignment of Leases"),
                  executed by Deerfield, assigning all of Deerfield's rights, title, and interests as lessor under all leases affecting the
                  Deerfield Property; and

                                             (III) an Environmental
                  Indemnification Agreement (said Environmental Indemnification
                  Agreement, as it may be from time to time hereafter amended, modified, extended, refinanced and/or supplemented shall be hereinafter referred to as the "Environmental
                  Indemnification") concerning the Deerfield Property, executed by Deerfield, RAI and RPI."

                  (viii) Paragraphs 6(iii) and 6(iv) of the Original Note are hereby deleted in their entirety.

                  (ix) In Paragraph 23 of the Original Note, the Borrower names
"Resource Properties II, Inc.", "Resource Properties XXXIV, Inc." and "Resource
Properties XXXVIII, Inc." are hereby deleted and the Borrower names "Deerfield
RPI, LLC" and "Resource Properties XXXV, Inc." are hereby substituted therefor.

                                        6

                  (x)    In Paragraph 23 of the Original Note, the contact
information under the heading "if to the Lender" is hereby deleted in its entirety, and the following is hereby substituted therefor:

                             "If to the Lender: Hudson United Bank
                                                1 North High Street
                                                West Chester, Pennsylvania 19380
                                                Attn: Ms. Barbara Kelly,
                                                      Vice President
                                                      Telecopy No.: 610-738-1176

                             With a copy to:    Hudson United Bank
                                                1000 MacArthur Boulevard
                                                Mahwah, New Jersey  07430
                                                Attn: Loan Operations"

                  (xi)   Paragraph 45(vi) of the Note is hereby deleted in its
entirety and the following new Section 45(vi) is hereby inserted in its place and stead:

                         "(vi) "Assigned Loans" shall have the meaning ascribed
                         and assigned thereto in Paragraph 6(i)(a)(II)."

                  (xii)  Paragraph (xx) of the Note is hereby deleted in its entirety and the following new Section 45(xx) is hereby inserted in its place and stead:

                         "(xx) "Loan Documents" shall mean a collective
                         reference to the Assignment Documents, this Note, the
                         Amendment Agreement, the Mortgage, the Assignment of
                         Leases, the Environmental Indemnity, and any other
                         documents, agreements, instruments, certificates or
                         information delivered by the Borrowers or any other
                         Person to the Lender in connection with the Loan, as
                         any and/or all of such Loan Documents may be from time
                         to time amended, modified, extended, renewed,
                         refinanced and/or supplemented."

                  (xiii) Paragraph 45 of the Note is hereby amended by adding the following new subparagraphs thereto:

                         "(xxv) "Deerfield" shall have the meaning assigned
                         thereto in the preamble of the First Amendment
                         Agreement.

                         (xxvi) "RPXXXV" shall have the meaning assigned thereto
                         in the preamble of the First Amendment Agreement.

                         (xxvii) "Amendment Agreement" shall mean that certain
                         Amendment Agreement and First Allonge to Term Note
                         dated as of January 29, 2004, executed by and among
                         RAI, RPI, RPVI, RPXXXIV, RPXXXVIII, Deerfield, RPXXXV
                         and the Lender, as such Amendment Agreement may be from
                         time to time amended, modified, extended, renewed,
                         refinanced and/or supplemented.

                                        7

                   (xxviii) "Mortgage" shall have the meaning as ascribed and assigned thereto in Paragraph 6(i)(b)(I) of the Note.

                   (xxix) "Assignment of Leases" shall have the meaning ascribed and assigned thereto in Paragraph 6(i)(b)(II) of the Note.

                   (xxx) "Environmental Indemnity" shall have the meaning
                   ascribed and assigned thereto in Paragraph 6(i)(c)(III) of the Note."

            (xiii) Any references to the "Note" or to any of the other "Loan
Documents" shall be deemed to refer to the Note or such other Original Loan
Document as amended and modified by the Amendment Agreement, as any of such documents may be hereafter amended, modified, extended, renewed, refinanced and/or supplemented.

         5. ADDITION OF DEERFIELD AND RPXXXV AS BORROWERS. In consideration of the execution and delivery of this Amendment by the Lender and with knowledge that the Lender would not executed and delivered this Amendment but for the promises of Deerfield and RPXXXV hereunder and under the other Loan Documents to which they are a party, Deerfield and RPXXXV, by their execution and delivery hereof, assume and accept, on a joint and several basis with all of the other
Continuing Borrowers, all of the rights, obligations, responsibilities and liabilities of a "Borrower" under the Original Note and the Original Loan
Documents, all as amended hereby. Deerfield and RPXXXV hereby represent and warrant to the Lender that they have read, understood and agreed to each of the terms, conditions and provisions of the Original Note and the Original Loan
Documents, all as amended hereby. The addition of Deerfield and RPXXXV as
"Borrowers" under the Original Note, as amended hereby, shall in no way affect, change, modify or diminish the obligations, responsibilities and liabilities of any of the other Continuing Borrowers under the Original Note and the Original
Loan Documents, all as amended hereby.

         6. RELEASE OF RPII, RPXXXIV AND RPXXXVIII. In consideration of the execution and delivery of this First Amendment by the Borrowers, and the execution of all other documents executed in connection herewith, by some or all of the Borrowers, the Lender hereby releases and discharges each of RPXXXIV and
RPXXXVIII, and satisfies and confirms the release and discharge of RPII, from any and all liability, responsibility and obligation under the Loan. By their execution hereof, the Continuing Borrowers hereby acknowledge, consent to and approve of said release and discharge and confirm to the Lender that the provisions of this Paragraph 6 do not in any way alter, diminish or otherwise affect any of the terms, conditions and/or provisions of the Original Note and the Original Loan Documents, all as amended hereby, as such terms, conditions and/or provisions may relate to the Continuing Borrowers.

                                        8

         7. AMENDMENT AND MODIFICATION OF ORIGINAL LOAN DOCUMENTS. The Original
Loan Documents are hereby amended and modified as follows:

            (i) Any and all references to the "Note" shall be deemed to refer to the Original Note, as amended and modified by this Amendment.

            (ii) Any and all references to any or all of the "Loan Documents"
shall be deemed to refer to each such Loan Document as amended and modified by this Amendment.

            (iii) Any and all references to the term "Borrowers" shall, from and after the date hereof, be an individual or collective reference, as the context may dictate, to the Continuing Borrowers.

            (iv) Any and all references to the amount of the Loan as being "Six
Million Eight Hundred Thousand and 00/100 ($6,800,000.00) Dollars" or
"$6,800,000.00" shall be amended to be a reference to the reduced amount of the
Loan as being "Five Million and 00/100 ($5,000,000.00) Dollars" or
"$5,000,000.00", respectively.

         8. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Continuing Borrower
does hereby:

            (i) ratify, confirm and acknowledge that, as amended and modified hereby, the Original Note and all of the other Original Loan Documents continue to be valid, binding and in full force and effect;

            (ii) covenant and agree to perform all of their respective obligations contained herein, under the Original Note and/or all of the other
Original Loan Documents to which they are a party, as amended and modified hereby;

            (iii) acknowledge and agree that as of the date hereof, none of the
Continuing Borrowers has any defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Lender or the enforcement of any of the terms of the Note and/or the other Original Loan Documents, as amended and modified hereby;

            (iv) acknowledge and agree that all representations and warranties of RAI, RPI and RPVI contained in the Original Note and/or any of the other
Original Loan Documents, as amended and modified hereby, are true, accurate and correct as of the date hereof as if made on and as of the date hereof, except to the extent any such representation or warranty is by its terms limited to a certain date or dates in which case it remains true, accurate and correct as of such date or dates, and Deerfield and RPXXXV hereby make and affirm to the
Lender all representations and warranties made by the Original Borrowers, respectively, in the Original Note and the Loan Documents, as amended and modified hereby, as if made by Deerfield and RPXXXV;

                                        9

             (v) represent and warrant that, after giving effect to the transactions contemplated by this Amendment, no "Event of Default" (as such term is defined in the Original Note, as amended and modified hereby), exists or will exist upon the delivery of notice, passage of time, or both, and all information described in the recitals to this First Amendment is, to the best of each
Borrower's respective knowledge, true and accurate;

             (vi) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Original Note and/or the Loan, or any waiver of the other Original Loan
Documents, and do not constitute a release, termination or waiver of any of the liens, security interests or rights or remedies granted to the Lender under the
Original Loan Documents, all of which liens, security interests, rights or remedies are hereby ratified, confirmed and continued as security for the Loan, as amended and modified hereby; and

             (vii) acknowledge and agree that the failure by the Continuing
Borrowers to comply with or perform any of their respective covenants, agreements or obligations contained herein, if not remedied within any applicable notice and/or grace period, shall constitute an Event of Default under the Original Note and under each of the Original Loan Documents, all as amended and modified.

         9.  NO NOVATION; LIEN PRIORITY OF THE ORIGINAL LOAN DOCUMENTS. It is
the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the
Original Loan Documents, as amended and modified hereby. In the event this
Amendment or any portion hereof, or any of the instruments executed in connection herewith shall be construed or shall operate to affect the lien priority of the Original Loan Documents in excess of that contemplated and permitted thereby, and to the extent third parties acquiring an interest in the
Original Loan Documents are prejudiced hereby, this Amendment shall be void and of no force and effect; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all obligations of the Continuing Borrowers to the
Lender under the Original Note and the Original Loan Documents as amended and modified hereby, shall have been paid in full.

         10. ADDITIONAL DOCUMENTS; FURTHER ASSURANCES. The Continuing Borrowers
each hereby covenant and agree to execute and deliver to the Lender, or to cause to be executed and delivered to the Lender contemporaneously herewith, at the sole cost and expense of the Continuing Borrowers, any and all other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Lender may reasonably request in connection with the matters or actions described herein. The Continuing Borrowers hereby further covenant and agree to execute and deliver to the Lender, or to use their respective commercially reasonable efforts to cause to be executed and delivered to the Lender, at the sole cost and expense of the Continuing Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as the Lender shall reasonably request to evidence or effect the terms of the Original Note, as amended and modified hereby, or any of the
Original Loan Documents, as amended and modified hereby, or to enforce or protect the Lender's interest in any collateral. All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the
Lender.

                                       10

         11. NO WAIVER. Nothing contained herein constitutes an agreement or obligation by the Lender to grant any further amendments to any of the Loan
Documents and nothing contained herein constitutes a waiver or release by the
Lender of any rights or remedies available to the Lender under the Original Note or the Original Loan Documents, as amended and modified hereby, at law or in equity, provided that the foregoing is not intended to revoke the Lender's previous consent to the requested actions by any of the Borrowers, where such consent was delivered by the Lender in writing.

         12. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the
Original Note or any of the other Original Loan Documents, as amended and modified hereby, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Original Note and the Original Loan Documents not
inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by the Continuing Borrowers.

         13. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         14. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         15. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         16. CONSTRUCTION. This Amendment, including any exhibits, schedules and amendments hereto, has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with in this Amendment.
Each party has been represented by experienced and knowledgeable legal counsel.
Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Amendment against the party that has drafted it is not applicable and is waived. The provisions of this Amendment shall be interpreted in a reasonable manner to effect the purposes of the parties and this Amendment.

         17. SINGLE INSTRUMENT. The Continuing Borrowers hereby direct the
Lender to affix this Amendment to the Original Note, whereupon the Original Note and this First Amendment shall become and constitute a single instrument.

             IN WITNESS WHEREOF, the Lender and the Borrowers have caused this
Amendment Agreement and First Allonge to Term Note to be duly executed, attested and delivered by their duly authorized representatives, all as of the day and year first above written.

                                       11

                                BORROWERS:

                                RESOURCE AMERICA, INC.,
                                a Delaware corporation, as a Continuing Borrower

                                By: ____________________________________________
                                    Thomas C. Elliott
                                    Vice President

                                RESOURCE PROPERTIES, INC.,
                                a Delaware corporation, as a Continuing Borrower

                                By: ____________________________________________
                                    Victor Wang
                                    Vice President

                                RESOURCE PROPERTIES VI, INC.,
                                a Delaware corporation, as a Continuing Borrower

                                By: ____________________________________________
                                    Victor Wang
                                    Vice President

                                RESOURCE PROPERTIES XXXIV, INC.,
                                a Delaware corporation, as an Original Borrower

                                By: ____________________________________________
                                    Victor Wang
                                    Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       12

                                RESOURCE PROPERTIES XXXVIII, INC.,
                                a Delaware corporation, as an Original Borrower

                                By: _____________________________________
                                    Victor Wang
                                    Vice President

                                DEERFIELD RPI, LLC, a Delaware
                                limited liability company, as a Continuing
                                Borrower

                                By: Resource Properties XXXIV, Inc.,
                                    as its Sole Member

                                    By:  ________________________________
                                           Victor Wang
                                           Vice President

                                RESOURCE PROPERTIES XXXV, INC., a
                                Delaware  corporation, as a Continuing
                                Borrower

                                By: _____________________________________
                                      Victor Wang
                                      Vice President

                                LENDER:
                                ------

                                HUDSON UNITED BANK

                                By:______________________________________
                                      Barbara Kelly
                                      Vice President

                                       13

COMMONWEALTH OF PENNSYLVANIA     )
                                  )   ss:
COUNTY OF PHILADELPHIA           )

         On the 23rd day of January, 2004, before me, the subscriber, a Notary
Public in and for the Commonwealth and County aforesaid personally appeared
THOMAS C. ELLIOTT who acknowledged himself to be the Vice President of RESOURCE
AMERICA, INC., a Delaware corporation, and, being authorized to do so, executed the foregoing instrument on behalf of such corporation, as such officer.

         WITNESS my hand and seal the day and year aforesaid.

                                                   _____________________________
                                                   NOTARY PUBLIC
                                                   My Commission Expires:

COMMONWEALTH OF PENNSYLVANIA     )
                                  )   ss:
COUNTY OF PHILADELPHIA           )

         On the 23rd day of January, 2004, before me, the subscriber, a Notary
Public in and for the Commonwealth and County aforesaid personally appeared
VICTOR WANG, who acknowledged himself to be the Vice President of RESOURCE
PROPERTIES, INC., a Delaware corporation, and, being authorized to do so, executed the foregoing instrument on behalf of such corporation, as such officer.

         WITNESS my hand and seal the day and year aforesaid.

                                                   _____________________________
                                                   NOTARY PUBLIC
                                                   My Commission Expires:

                                       14

COMMONWEALTH OF PENNSYLVANIA     )
                                  )   ss:
COUNTY OF PHILADELPHIA           )

         On the 23rd day of January, 2004, before me, the subscriber, a Notary
Public in and for the Commonwealth and County aforesaid personally appeared
VICTOR WANG, who acknowledged himself to be the Vice President of RESOURCE
PROPERTIES VI, INC., a Delaware corporation, and, being authorized to do so, executed the foregoing instrument on behalf of such corporation, as such officer.

         WITNESS my hand and seal the day and year aforesaid.

                                                   _____________________________
                                                   NOTARY PUBLIC
                                                   My Commission Expires:

COMMONWEALTH OF PENNSYLVANIA     )
                                  )   ss:
COUNTY OF PHILADELPHIA           )

         On the 23rd day of January, 2004, before me, the subscriber, a Notary
Public in and for the Commonwealth and County aforesaid personally appeared
VICTOR WANG, who acknowledged himself to be the Vice President of RESOURCE
PROPERTIES XXXIV, INC., a Delaware corporation, and, being authorized to do so, executed the foregoing instrument on behalf of such corporation, as such officer.

         WITNESS my hand and seal the day and year aforesaid.

                                                   _____________________________
                                                   NOTARY PUBLIC
                                                   My Commission Expires:

                                       15

COMMONWEALTH OF PENNSYLVANIA     )
                                  )   ss:
COUNTY OF PHILADELPHIA           )

         On the 23rd day of January, 2004, before me, the subscriber, a Notary
Public in and for the Commonwealth and County aforesaid personally appeared
VICTOR WANG, who acknowledged himself to be the Vice President of RESOURCE
PROPERTIES XXXVIII, INC., a Delaware corporation, and, being authorized to do so, executed the foregoing instrument on behalf of such corporation, as such officer.

         WITNESS my hand and seal the day and year aforesaid.

                                                   _____________________________
                                                   NOTARY PUBLIC
                                                   My Commission Expires:

COMMONWEALTH OF PENNSYLVANIA     )
                                  )   ss:
COUNTY OF PHILADELPHIA           )

         On the 23rd day of January, 2004, before me, the subscriber, a Notary
Public in and for the Commonwealth and County aforesaid personally appeared
VICTOR WANG, who acknowledged himself to be the Vice President of RESOURCE
PROPERTIES XXXIV, INC., the Sole Member of DEERFIELD RPI, LLC, a Delaware
corporation, and, being authorized to do so, executed the foregoing instrument on behalf of such corporation, as such officer.

         WITNESS my hand and seal the day and year aforesaid.

                                                   _____________________________
                                                   NOTARY PUBLIC
                                                   My Commission Expires:

                                       16

COMMONWEALTH OF PENNSYLVANIA     )
                                  )   ss:
COUNTY OF PHILADELPHIA           )

         On the 23rd day of January, 2004, before me, the subscriber, a Notary
Public in and for the Commonwealth and County aforesaid personally appeared
VICTOR WANG, who acknowledged himself to be the Vice President of RESOURCE
PROPERTIES XXXV, INC., a Delaware corporation, and, being authorized to do so, executed the foregoing instrument on behalf of such corporation, as such officer.

         WITNESS my hand and seal the day and year aforesaid.

                                                   _____________________________
                                                   NOTARY PUBLIC
                                                   My Commission Expires:

                                       17